SUPPLEMENT DATED JUNE 24, 2011
                        TO THE PROSPECTUS SET FORTH BELOW

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 785
                                  (the "trust")


   Notwithstanding anything to the contrary in the Prospectus, the following shall be added before the "Essential Information" section in the Prospectus:

                      HYPOTHETICAL PERFORMANCE INFORMATION

   The following table compares the hypothetical performance information for the trust's security selection strategy (the "Strategy") to the actual performance of the MSCI World Index, in each of the full years listed below (and as of the most recent month-end). Hypothetical performance of the Strategy is based on the assumption that the Strategy is used to select a hypothetical portfolio each year, the hypothetical portfolio is held for a one year term and then sold, and then a new hypothetical portfolio is selected by the Strategy. In the following table, Strategy stocks for a given year consist of the common stocks selected by applying the Strategy as of the beginning of the period (and not the date the trust actually sells units). These hypothetical returns should not be used to predict future performance of the trust. Returns from the trust will differ from its selection strategy for several reasons, including the following:

     o Total Return figures shown do not reflect commissions paid by the trust on the purchase of the securities or taxes incurred by you.

     o Strategy returns are for calendar years (and through the most recent month), while the trust begins and ends on various dates.

     o The trust has a maturity of approximately 15 months while the Strategy returns are listed for calendar years.

     o The trust may not be fully invested at all times or equally weighted in all stocks comprising the Strategy.

     o Securities are often purchased or sold at prices different from the closing prices used in buying and selling units.

   You should note that the trust is not designed to parallel movements in any index, and it is not expected that it will do so. In fact, the Strategy underperformed its comparative index in certain years, and the sponsor cannot guarantee that the trust will outperform its respective index over the life of the trust or over consecutive rollover periods, if available. As of December 31, 2010, for the trailing ten years, the Strategy achieved an average annual total return of 15.83%, while the MSCI World Index achieved an average annual total return of 2.74%.

   MSCI WORLD INDEX. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 24, 2011, the MSCI World Index consists of the following 24 developed market country indices.

                         COMPARISON OF TOTAL RETURN (1)

   (Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)

                          Hypothetical
                         Strategy Total          MSCI World Index
Year                       Returns (2)            Total Returns
-------------------     ------------------     ---------------------
2001                         10.02%                  -17.83%
2002                          2.48%                  -19.25%
2003                         55.07%                   33.82%
2004                         23.21%                   15.28%
2005                         17.94%                   10.08%
2006                         15.50%                   20.72%
2007                         25.67%                    9.69%
2008                        -44.79%                  -40.30%
2009                         77.43%                   30.81%
2010                         20.37%                   12.44%
2011 (through 5/31)          -2.80%                    7.27%

-----------------
     (1) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested monthly. Strategy figures reflect the deduction of sales charges and expenses but have not been reduced by estimated brokerage commissions paid by the trust in acquiring securities or any taxes incurred by investors. Based on the year-by-year returns contained in the table, over the full years listed above, the Strategy achieved an average annual total return of 15.83%. In addition, over the full years listed above, the Strategy achieved a greater average annual total return than the MSCI World Index, which was 2.74%.

     (2) The Strategy stocks for a given year consist of the common stocks selected by applying the Strategy as of the beginning of the period (and not the date the trust actually sells units).

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                        Please keep for future reference.